Filed Pursuant to Rule 497(a)
File No. 333-228463
Rule 482 AD

OFS Credit Company, Inc. Announces Preferred Stock Offering
CHICAGO, ILLINOIS - March 18, 2019 - OFS Credit Company, Inc. (the “Company”) today announced that it plans to offer shares of its Series A Term Preferred Stock due 2024 (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters.  The Preferred Stock has been approved for listing and trading on the Nasdaq Capital Market under the trading symbol “OCCIP”. The Company expects the Preferred Stock to begin trading within 30 days from the original issue date. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover overallotments, if any.
Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, Incapital LLC and National Securities Corporation, a wholly-owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD) are acting as joint book-running managers for the offering and Newbridge Securities Corporation is acting as co-manager for the offering.
The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.
The information in the preliminary prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

INVESTORS SHOULD CONSIDER THE COMPANY’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PRELIMINARY PROSPECTUS DATED MARCH 15, 2019, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CONTAINS A DESCRIPTION OF THESE MATTERS AND OTHER IMPORTANT INFORMATION ABOUT THE COMPANY AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

Copies of the prospectus may be obtained by writing Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com; copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.
About OFS Credit Company, Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation (“CLO”) equity and subordinated debt securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS:
Steve Altebrando
646-652-8473
saltebrando@ofsmanagement.com
http://www.ofscredit.com

MEDIA RELATIONS:
Bill Mendel
212-397-1030
bill@mendelcommunications.com